SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

Bond Trust Products LLC
(Exact name of registrant as specified in its charter)

Delaware	1-32519	35-2215554
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Capitol Office Center, 3422 Old Capitol Trail #188, Wilmington, Delaware	19808-6192
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(302) 994-5370

On December 15, 2005, a distribution was made to the holders of Bond Trust Products Trust A Pass-Through Trust Certificates (the “Certificates”), issued pursuant to a Trust Agreement dated as of May 31, 2005 among Bond Trust Products LLC, as depositor, The Bank of New York Trust Company, N.A., as trustee, The Bank of New York (Delaware), as Delaware trustee and Incapital Holdings LLC, as administrative agent. More specific information with respect to this distribution is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Exhibits.

The following exhibits were filed as part of this report:

99.1	Trustee’s statement to certificate holders of Bond Trust Products Trust A Pass-Through Trust Certificates in respect of the distribution made on December 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOND TRUST PRODUCTS LLC, as depositor of Bond Trust Products Trust A

Date: December 15, 2005	By:	/s/ Steven J. Hartman
Name: Steven J. Hartman
Title: Managing Member

EXHIBIT INDEX

99.1	Trustee’s statement to certificate holders of Bond Trust Products Trust A Pass-Through Trust Certificates in respect of the distribution made on December 15, 2005.